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            SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

                           ------------------------

                                                                    EXHIBIT (21)
SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT

A. Subsidiaries of Sonoco Products Company, pursuant to Regulation S-K 601, as of December 31, 1993 are:

         1. KMI Continental Fibre Drum, Inc., 100%-owned domestic subsidiary incorporated in the State of Delaware.

                 a. Sonoco Fibre Drum, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

         2. Paper Stock Dealers, Inc., 100%-owned domestic subsidiary, incorporated in the State of North Carolina.

         3. Sonoco Plastic Drum, Inc., 100%-owned domestic subsidiary, incorporated in the State of Illinois.

                 a. Sonoco Plastic Drum Southwest Division, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Texas.

                 b. Sonoco Plastic Drum Southeast Division, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Kentucky.

         4. Southern Plug & Manufacturing Co. Inc., 100%-owned domestic subsidiary, incorporated in the State of Louisiana.

                 a. Pelican Plug, 100%-owned domestic subsidiary, incorporated in the State of Louisiana.

                 b. Boltz Manufacturing, 100%-owned domestic subsidiary, incorporated in the State of Louisiana.

                 c. Memphis Wood Products, 100%-owned domestic subsidiary, incorporated in the State of Tennessee.

         5.      Grupo Sonoco, S.A. de C.V., 100%-owned Mexican subsidiary.

                 a. Sonoco de Mexico, S.A. de C.V., 100%-owned Mexican subsidiary.

                 b. Manufacturas Gargo, S.A. de C.V., 100%-owned Mexican subsidiary.

                 c. Fibro Tambor, S.A. de C.V., 100%-owned Mexican subsidiary.

                          1.      Direccion Ejecutiva, S.A. de C.V.,
                                  100%-owned Mexican subsidiary.

                 d. Especialidades Cilindricas de Carton, S.A. de C.V., 100%-owned Mexican subsidiary.

                 e. Inmobliaria Sonomex Direccion, S.A. de C.V., 100%-owned Mexican subsidiary.

                 f. Direccion Integral Industries, S.A., 100%- owned Mexican subsidiary.

                 g.       Sonoco Envases, S.A. de C.V., a 100%-owned
                          Mexican subsidiary.






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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, Continued


          6. Inversiones Sm C.A., 45%-owned Venezuelan subsidiary, (45%-owned by Sonoco International).

                 a. Sonoco de Venezuela, C.A., 45%-owned Venezuelan subsidiary, (45% owned by Sonoco International).

                 b. A Manufacturas de Envases de Fibra, C.A., 45%-owned Venezuelan subsidiary (45%-owned by Sonoco International).

          7. SPC Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 a. SPC Capital Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 b. SPC Resources, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

          8. Sonoco-Crellin, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 a. Crellin International, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                          1.      Crellin, Inc., a 100%-owned domestic
                                  subsidiary, incorporated in the State of New
                                  York.

                                  a. Crellin Europe B.V., a 100%-owned Dutch subsidiary.

                                        1.  Crellin B.V., 100%-owned Dutch
                                            subsidiary.

                          2. Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Michigan.

                          3.     Injecto Mold, a 100%-owned domestic
                                 subsidiary, incorporated in the State of Illinois.

          9. Engraph, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 a. Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                          1. Ramallo Escribano & Co., a 50%-owned Puerto Rican partnership.

                 b. E L R, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                          1. Screen Graphics, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Tennessee.

                          2. Graphic Resources, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Kentucky.

                 c. Polaris, Inc., a 100%-owned domestic subsidiary, incorporated in the State of New Jersey.

                 d. Engraph Mexico S.A. de C.V., a 100%-owned Mexican subsidiary.


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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, Continued

         10. Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in the State of South Carolina.

         11. Sonoco International, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                 a. Sonoco Containers, Inc., a 100%-owned Canadian subsidiary.

                 b.       Sonoco Limited, 100%-owned Canadian subsidiary.

                          1. Coretech Sonoco Holdings Limited, 50%-owned Canadian subsidiary.

                                  a. Coretech Sonoco Limited, a 50%-owned Canadian subsidiary.

                                  b.       Roll Packaging Technology, Inc.,
                                           50%-owned Canadian subsidiary.

                          2. Montreal Recycled Paperboard, 50%-owned Canadian subsidiary.

                          3.      Ontario Inc., a 50%-owned Canadian subsidiary.

                                  a.       Fibre Resource Recovery Corp,
                                           50%-owned Canadian subsidiary.

                          4.      SW, Inc., a 60%-owned Canadian subsidiary.

                                  a.       Cascades Conversion Inc., a
                                           30%-owned Canadian subsidiary.

                 c. Sonoco Colombiana, S.A., 100%-owned Colombian subsidiary.

                 d. Sonoco of Puerto Rico, Inc., 100%-owned domestic subsidiary, incorporated in the State of South Carolina.

                 e. Sonoco U.K. Ltd. Inc., 100%-owned subsidiary incorporated in the State of Delaware, holder of securities in:

                          1. Sonoco Products Company U.K. Limited, 100%-owned U.K. subsidiary.

                                  a.       Sonoco Holdings Limited, 100%-owned
                                           English subsidiary. The subsidiaries
                                           and affiliate of Sonoco Holdings
                                           Limited include:

                                           1.      Sonoco Board Mills, Ltd.

                                           2.      Sonoco Limited (a U.K.
                                                   corporation).







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            SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, Continued


                                  3.       Sonoco U.K. Leasing Limited.

                                  4.       Sonoco Europe Limited (a U.K.
                                           corporation).

                                  5.       Sonoco Polysack, Ltd. (a U.K.
                                           corporation).

                                  6.       CMB Sonoco Composites Ltd., 51%-
                                           owned English subsidiary.

                                           a.      CMB Sonoco France, a 51%-
                                                   owned French subsidiary.

                                  7.       T.P.T. Board Mills Limited, 100%-
                                           owned U.K. subsidiary.

                                  8.       T.P.T. Limited, 100%-owned U.K.
                                           subsidiary.

                                  9.       Capseals Limited, 100%-owned U.K.
                                           subsidiary.

                          2. Sonoco Packaging, Ltd., 100%-owned U.K. subsidiary. Subsidiaries of Sonoco Packaging, Limited, all of which are 100%-owned U.K. companies, include:

                                  a.       Sonoco Capseals Liners, Ltd.

                                  b.       Sonoco Packaging Tapes, Ltd.

                                  c.       Sonoco Reels.

                                           1.      Unit Reels and Drums Limited.

                                  d.       Grove Paper Mill Limited.

                                  e.       Capseals Liners Limited.

                                  f.       Healthfield Reels Limited.

                                  g.       Nathaniel Lloyd & Co. Limited.

                                  h.       Cap Liners Limited.

                 e.       Sonoco Espana, S.A., 100%-owned Spanish subsidiary.

                 f.       Sonoco Nederland B.V., 99.8%-owned Dutch subsidiary.

                 g. Sonoco Deutschland Holdings GmbH, 100%-owned German subsidiary.




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            SONOCO PRODUCTS COMPANY AND CONSOLIDATED  SUBSIDIARIES

                          -------------------------




SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, Continued



                  1.      Sonoco Deutschland GmbH, 100%-owned German subsidiary.

                  2.      Sonoco Plastics GmbH, 100%-owned German
                          subsidiary.

                  3.      Sonoco IPD GmbH, 100%-owned German subsidiary.

                          a.       Sonoco MBS GmbH, 100%-owned German
                                   subsidiary.

                          b.       OPV Oberrhein GmbH, 100%-owned German
                                   subsidiary.

                          c. Sonoco MBS GmbH and Company, 100%-owned German partnership.

                          d.       OPV Textilhul GmbH, 100%-owned German
                                   partnership.

                  4.      Caprex AG, 100%-owned Swiss subsidiary.

         h.       Sonoco Norge A/S, 100%-owned Norwegian
                  subsidiary.

         i.       Sonoco Europe, S.A., 100%-owned Belgian
                  subsidiary.

         j.       Sonoco Australia Pty., Ltd., 100%-owned
                  Australian subsidiary.

         k.       Sonoco Singapore Pte., Ltd., 100%-owned
                  Singapore subsidiary.

                  a.      Sonoco Malaysia, SDN BHD, 70%-owned
                          Maylasian subsidiary.

         l.       Sonoco New Zealand Pty., Ltd., 100%-owned
                  New Zealand subsidiary.

         m. Sonoco Asia, 70%-owned British Virgin Islands subsidiary.

                  1.      Sonoco Taiwan, 70%-owned Republic of
                          China subsidiary.

                  2.      Sonoco Thailand, 49%-owned Thai
                          subsidiary.

         n.       Colombiana P.M., Inc., 100%-owned Delaware
                  Corporation.

                  1.      Andina de Cartones Especiales, S.A.,
                          100%-owned Colombian subsidiary.






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            SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES


SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, Continued

                 o. Sonoco Societe en Nom Collectis, 100%-owned French partnership with the following subsidiaries and affiliate:

                          1.    Sonoco Holdings, 100%-owned French subsidiary.

                                a.    Lhomme S.A., 100%-owned French subsidiary.

                                      1.      Euro Core, 100%-owned Belgian
                                              subsidiary

                                      2.      Sonoco Tubnor SA, 100%-owned
                                              French  subsidiary.

                                      3.      Papeteries Du Rhin, 47%-owned
                                              French affiliate.

                                      4.      Pages, S.A., 100%-owned French
                                              subsidiary.

                 p.       Cascades-Sonoco, Inc., 30%-owned Canadian subsidiary.

                 q.       Sonoco Italia, 100%-owned Italian subsidiary.

B.       Affiliate companies are:

         1. Showa Products Company, Ltd., Japanese company 20%-owned by Sonoco Products Company. Showa's subsidiary and affiliate are:

                 a. Hiyoshimaru Shiko Company, Ltd., 55.6%-owned Japanese subsidiary.

                 b. Cosmos-Showa Products Company, Ltd., 33.2%-owned Republic of China affiliate.